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                                                                   Exhibit 23.1

INDEPENDENT AUDITORS' CONSENT



We consent to the incorporation by reference in this Post-Effective Amendment No. 1 to Registration Statement Nos. 33-26296, 33-38431, 33-41152, 33-44934,
33-52147, 33-64897 and 333-30395 of MidAmerican Energy Holdings Company on Form S-8 of our report dated January 28, 1999 (March 12, 1999 as to Note 3 and Note
21), appearing and incorporated by reference in the Annual Report on Form 10-K of MidAmerican Energy Holdings Company for the year ended December 31, 1998.





DELOITTE & TOUCHE

Omaha, Nebraska
May 6, 1999